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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported): June 17, 2002


                 SALOMON BROTHERS MORTGAGE SECURITIES VII, INC.

            (as depositor under the Pooling and Servicing Agreement,
             dated as of May 1, 2002, providing for the issuance of
            Asset Backed Pass-Through Certificates, Series 2002-CIT1)


                 Salomon Brothers Mortgage Securities VII, Inc.
                 ----------------------------------------------

             (Exact name of registrant as specified in its charter)
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           Delaware                333-63752             13-3439681
           --------                ---------             ----------
(State or Other Jurisdiction      (Commission            (I.R.S. Employer
of Incorporation)                 File Number)           Identification Number)

390 Greenwich Street
New York, New York                                               10013
------------------                                               -----
(Address of Principal Executive Offices)                       (Zip Code)


Registrant's telephone number, including area code:  (212) 816-6000
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                                       -2-


Item 2.  Acquisition or Disposition of Assets
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Description of the Certificates and the Mortgage Pools

                   On May 29, 2002, a single series of certificates, entitled Salomon Home Equity Loan Trust, Series 2002-CIT1, Asset Backed Pass-Through Certificates (the "Certificates"), were issued pursuant to a pooling and servicing agreement, dated as of May 1, 2002 (the "Agreement"), attached hereto as Exhibit 4.1, among Salomon Brothers Mortgage Securities VII, Inc. as depositor (the "Depositor"), Litton Loan Servicing LP as servicer (the "Servicer") and Wells Fargo Bank Minnesota, National Association as trustee (the "Trustee"). The Certificates consist of eleven classes of certificates (collectively, the "Certificates"), designated as the "Class A Certificates," the "Class M-1 Certificates," the "Class M-2 Certificates," the "Class M-3 Certificates," the "Class M-4 Certificates," the "Class M-5 Certificates," the "Class CE Certificates," the "Class P Certificates," the "Class R Certificates," the "Class R-III Certificates" and the "Class R-IV Certificates." The Certificates evidence in the aggregate the entire beneficial ownership interest in a trust fund (the "Trust Fund"), consisting primarily of a segregated pool (the "Mortgage Pool") of conventional, one- to four- family, adjustable-rate and fixed-rate, first and second lien mortgage loans having original terms to maturity up to 30 years (the "Mortgage Loans"). The Mortgage Pool consists of Mortgage Loans having an aggregate principal balance of $248,068,770 as of May 1, 2002 (the "Cut-off Date"). The Mortgage Loans were purchased pursuant to the Mortgage Loan Purchase Agreement, dated May 22, 2002, among Salomon Brothers Realty Corp., a New York corporation (the "Seller"), The CIT Group/Consumer Finance, Inc. ("CIT"), The CIT Group/Consumer Finance, Inc. (NY) ("CITNY"), The CIT Group/Consumer Finance, Inc. (TN) ("CITTN" and together with CIT and CITNY, the "Originators") and the Depositor. The Certificates were sold by the Depositor to Salomon Smith Barney Inc. (the "Underwriter"), pursuant to an Underwriting Agreement, dated May 22, 2002, between the Depositor and the Underwriter.

         The Certificates have the following initial Certificate Balances and Pass-Through Rates:




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                                       -3-





                                            Initial Certificate
             Class                           Principal Balance                   Pass-Through Rate
             ------                          ------------------                  -----------------
A                                            $    217,680,000.00                      Variable
M-1                                          $     15,504,000.00                      Variable
M-2                                          $      6,822,000.00                      Variable
M-3                                          $      1,860,000.00                      Variable
M-4                                          $      3,101,000.00                      Variable
M-5                                          $      1,861,000.00                      Variable
CE                                           $      1,240,670.00                        N/A
P                                            $            100.00                        N/A
R                                            100% Percentage Interest                   N/A
R-III                                        100% Percentage Interest                   N/A
R-IV                                         100% Percentage Interest                   N/A

                  The Certificates, other than the Class CE, Class P, Class R, Class R-III and Class R- IV Certificates, and the Mortgage Loans are more particularly described in the Prospectus, dated May 22, 2002, and the Prospectus Supplement, dated May 22, 2002, as previously filed with the Securities and Exchange Commission pursuant to Rule 424(b). The Class CE, Class P, Class R, Class R-III and Class R-IV Certificates have not been and will not be publicly offered by the Depositor. Capitalized terms used but not otherwise defined herein shall have the meanings assigned to them in the Prospectus Supplement.








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                                       -4-

Item 7.        Financial Statements and Exhibits
               ---------------------------------

                (a)    Not applicable

                (b)    Not applicable

                (c)    Exhibits



        Exhibit No.                                  Description
        -----------                                  -----------

               4.1 Pooling and Servicing Agreement, dated as of May 1, 2002, by and among Salomon Brothers Mortgage Securities VII, Inc. as Depositor, Litton Loan Servicing LP as Servicer and Wells Fargo Bank Minnesota, National Association as Trustee, relating to the Series 2002-CIT1 Certificates.









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                                   SIGNATURES


                Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: May 31, 2002

                                                     SALOMON BROTHERS MORTGAGE
                                                     SECURITIES VII, INC.


                                                     By: /s/ Matthew R. Bollo
                                                         --------------------
                                                     Name:   Matthew R. Bollo
                                                     Title:










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
                                Index to Exhibits




                                                                                  Sequentially
   Exhibit No.                           Description                              Numbered Page
   -----------                           ------------                             -------------
       4.1         Pooling and Servicing Agreement, dated as of May 1,                  7
                   2002, by and among Salomon Brothers Mortgage
                   Securities VII, Inc. as Depositor, Litton Loan Servicing
                   LP as Servicer and Wells Fargo Bank Minnesota,
                   National Association as Trustee, relating to the Series
                   2002-CIT1 Certificates.




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                                   Exhibit 4.1